Exhibit 10.7


                           TENTH AMENDMENT AND WAIVER
                                       TO
                     REVOLVING CREDIT AND SECURITY AGREEMENT




                  TENTH AMENDMENT AND WAIVER (the "Amendment") dated as of June 30, 1996 to Revolving Credit and Security Agreement dated as of May 13, 1994 (as amended and waived to the date hereof and as may be further amended, supplemented, modified or waived from time to time, the "Loan Agreement") by and among ALLSTATE FINANCIAL CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia ("Borrower"), IBJ SCHRODER BANK & TRUST COMPANY ("IBJS"), the other lenders party to the Loan Agreement (IBJS, and each of the other lenders which may now or in the future be a party to the Loan Agreement, the "Lenders") and IBJS, as agent for the Lenders (IBJS, in such capacity, the "Agent")

                                   BACKGROUND


                  Borrower has requested that Agent and Lenders waive certain provisions of the Loan Agreement and the Agent and the Lenders are willing to do so on the terms and conditions hereafter set forth.

                  NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

                  2. AMENDMENTS TO THE LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 5 below, the Loan Agreement is hereby amended as follows:

                           (i) Subsection (a) of Section 7.19 of the Loan Agreement is hereby deleted in its entirety and the following new subsection "(a)" is inserted to read as follows:

                           "(a)(i)  On the  last  day  of  each  Fiscal  Quarter
                  commencing with the Fiscal Quarter ended June 30, 1994 and ending with the Fiscal Quarter ended June 30, 1996, the ratio of (A) EBIT to (B) interest expense (other than interest expense in respect of the Convertible, Senior Subordinated Notes) for the four Fiscal Quarters then ended (taken as one accounting period) shall not be less than 3:1;



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                           (ii)  On  the  last  day  of  each   Fiscal   Quarter
                  commencing with the Fiscal Quarter ended September 30, 1996, the ratio of (A) EBIT to (B) interest expense (other interest expense in respect of the Convertible, Senior Subordinated Notes) for (w) the Fiscal Quarter ended September 30, 1996,
                  (x) the two Fiscal Quarters ended December 31, 1996 (taken as one accounting period), (y) the three Fiscal Quarters ended march 31, 1997 (taken as one accounting period) and (z) the Four Fiscal Quarters (taken as one accounting period) ended on the last day of each Fiscal Quarter commencing with the Fiscal Quarter ended June 30, 1997, shall not be less than 3:1;

                           (iii) On the last day of each Fiscal Quarter commencing with the Fiscal Quarter ended September 30, 1995 and ending with the Fiscal Quarter ended June 30, 1996, the ratio of (A) EBIT to (B) total interest expense for the four Fiscal Quarters then ended (taken as one accounting period) shall not be less than 2:1; and

                           (iv)  On  the  last  day  of  each   Fiscal   Quarter
                  commencing with the Fiscal Quarter ended September 30, 1996, the ratio of (A) EBIT to (B) total interest expense for (w) the Fiscal Quarter ended September 30, 1996, (x) the two Fiscal Quarters ended December 31, 1996 (taken as one accounting period), (y) the three Fiscal Quarters ended March 31, 1997 (taken as one accounting period) and (z) the four Fiscal Quarters (taken as one accounting period) ended on the last day of each Fiscal Quarter commencing with the Fiscal Quarter ended June 30, 1997, shall not be less than 2:1, provided  that,  in the case of preceding  clauses (i),  (ii),
                  (iii) and (iv), as applicable, in the event the Base Rate exceeds 8 1/2% per annum for any period of determination hereunder then the applicable ratio shall be reduced by a percentage equal to the percentage by which the Base Rate exceeds 8 1/2% per annum; provided further, that in no event shall the applicable ratio be reduced below 1.75:1."

                           (b) Subsection (c) of Section 7.19 of the Loan Agreement is hereby amended by inserting the following proviso immediately before the period appearing at the end thereof:

                           "provided further that, notwithstanding the foregoing, commencing on June 30, 1996, and on the last day of each Fiscal Quarter thereafter, the sum of (i) Tangible Net Worth and (ii) the aggregate principal amount of Convertible, Senior Subordinated Notes then outstanding shall equal or exceed $26,700,000".

                  3. WAIVER OF SECTION 7.19 (A)(I) AND (A)(III) FOR THE FOUR QUARTERS ENDED JUNE 30, 1996. Subject to satisfaction of the conditions precedent set forth in Section 5 below, the Agent and the Lenders hereby waive compliance by the Borrower with Section


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



                  7.19(a)(i) and (a)(iii) of the Loan Agreement (after giving effect to Section 2 of this Amendment) for the four Fiscal Quarters ended on June 30, 1996.

                  4. WAIVER OF SPECIFIED DEFAULTS AND EVENTS OF DEFAULT. Subject to satisfaction of the conditions set forth in Section 5 below, the Agent and the Lenders hereby waive any and all Defaults or Events of Default which would exist (and any and all rights and remedies which may exist as a consequence thereof) absent this Amendment.

                  5. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") upon receipt by the Agent of this Amendment duly executed by Borrower and the Required Lenders and consented to by each of the Guarantors.

                  6. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants as of the Amendment Effective Date as follows:

                           (a) This Amendment and the Loan Agreement, as amended
                  and waived hereby constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                           (b) After giving effect to this  Amendment,  Borrower
                  hereby reaffirms all covenants, representations and warranties made in the Loan Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date (after giving effect to this Amendment).

                           (c) No Event of Default or Default has  occurred  and
                  is continuing or would exist, in either case, after giving effect to this Amendment.

                           (d) Borrower  has no defense,  counterclaim or offset
                  to the Obligations.

                  7.    EFFECT ON THE LOAN AGREEMENT AND THE SECURITY AGREEMENT.

                  (a) Upon the effectiveness of SECTIONS 2, 3 AND 4 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as waived hereby.

                  (b) Except as specifically amended and waived herein, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power or remedy of Agent and Lenders, nor constitute an amendment or waiver of any


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



provision of the Loan Agreement or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

                  8. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

                  9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  10. COUNTERPARTS; TELECOPY SIGNATURES. This Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                  IN  WITNESS  WHEREOF,   the  parties  hereto,  by  their  duly
authorized officers, have executed this Amendment as of the day and year first above written.

                                      IBJ SCHRODER BANK & TRUST COMPANY
                                      as Agent and Lender


                                      By:_______________________
                                         Name:
                                         Title:

                                      NATIONAL CANADA FINANCE CORP., a Lender


                                      By:_______________________
                                         Name:
                                         Title:


                                      By:_______________________
                                         Name:
                                         Title:


                                      ALLSTATE FINANCIAL CORPORATION


                                      By: ___________________________
                                          Name:         Craig Fishman
                                          Title:        President

                       [SIGNATURES CONTINUED ON NEXT PAGE]


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


CONSENTED AND AGREED TO:

LIFETIME OPTIONS, INC., A
VIATICAL SETTLEMENT COMPANY


By: ___________________________
    Name:         Craig Fishman
    Title:        President

PREMIUM SALES NORTHEAST, INC.               AFC HOLDING CORPORATION


By: ___________________________             By:______________________________
    Name:         Craig Fishman                    Name: Craig Fishman
    Title:        Senior Vice President            Title: Senior Vice President

RECEIVABLE FINANCING CORPORATION


By: ___________________________
    Name:         Craig Fishman
    Title:        Senior Vice President

BUSINESS FUNDING OF FLORIDA, INC.


By: ___________________________
    Name:         Craig Fishman
    Title:        Senior Vice President

BUSINESS FUNDING OF AMERICA, INC.


By: ___________________________
    Name:         Craig Fishman
    Title:        Senior Vice President

SETTLEMENT SOLUTIONS, INC.


By:______________________________
   Name:          Craig Fishman
   Title:         Senior Vice President




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